SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): October 26, 2000 (No. 2)


                                A V N E T, I N C.
                                -----------------
             (Exact name of registrant as specified in its charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


                1-4224                                   11-1890605
        ------------------------            ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)


        2211 South 47th Street, Phoenix, Arizona                  85034
        ----------------------------------------                ----------
        (Address of principal executive offices)                (Zip Code)


                                 (602) 643-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On October 26, 2000, the Registrant sold an additional $50,000,000 aggregate principal amount of its 8.20% Notes due 2003 (the "Notes"), in an underwritten public offering pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-39530 (the "Registration Statement").

Item 7.  Financial Statement and Exhibits.

     (c) Exhibits:

     The exhibits listed below relate to the Registration Statement:


       Exhibit Number               Description of Exhibit
       --------------              ----------------------

            1 Pricing Agreement dated October 26, 2000, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (included in Exhibit 4.2 below as Exhibit B thereto).

            4.1 Indenture dated as of October 1, 2000, between the Registrant and Bank One Trust Company, N.A., as Trustee, providing for the issuance of Debt Securities in one or more series, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K bearing cover date of October 12, 2000, and incorporated herein by reference.

            4.2 Officers' Certificate dated October 27, 2000, providing for the additional $50,000,000 aggregate principal amount of the Notes, including (a) the form of the additional Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

            5 Opinion of David R. Birk with respect to the legality of the additional Notes.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     AVNET, INC.



Date: October 31, 2000                      By: /s/ Raymond Sadowski
                                                --------------------------------
                                                    Raymond Sadowski
                                                    Senior Vice President and
                                                       Chief Financial Officer





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


                                  EXHIBIT INDEX

   Exhibit Number                    Description of Exhibit
   --------------                    ----------------------

       1 Pricing Agreement dated October 26, 2000, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (included in Exhibit 4.2 below as Exhibit B thereto).

       4.1 Indenture dated as of October 1, 2000, between the Registrant and Bank One Trust Company, N.A., as Trustee, providing for the issuance of Debt Securities in one or more series, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K bearing cover date of October 12, 2000, and incorporated herein by reference.

       4.2 Officers' Certificate dated October 27, 2000, providing for the additional $50,000,000 aggregate principal amount of the Notes, including (a) the form of the additional Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

       5 Opinion of David R. Birk with respect to the legality of the additional Notes.




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